SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter)

            Fidelity Municipal Trust II
            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


2nd Request
Urgent Proxy Information
Please cast your vote now!
MICHIGAN MUNICIPAL MONEY MARKET
Dear Shareholder:
Several weeks ago, we mailed you proxy information so that you could vote on important proposals that affect your fund. This information described each proposal and asked for your vote on all of the issues. It has been called to our attention that we have not yet received your ballot.
I am writing to remind you that your participation is extremely important. The shareholder meeting cannot be held until we receive a majority of the votes. If you haven't done so already, please cast your vote on the enclosed proxy card that lists the proposals. YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
To cast your ballot, simply record your vote on the enclosed proxy card. You can mail your signed proxy card in the postage paid envelope, or fax your signed proxy card to 1-888-451-8683. If you choose to fax, please fax both the front and back of your card. Whether you mail or fax your card, please be sure to sign the proxy card.
VOTING IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
If you have already voted, thank you for your prompt response. If you have any further questions, please call Fidelity at 1-800-544-6666. Thank you. We appreciate your immediate attention.
Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer

[logo]
2nd Request
Urgent Proxy Information
Please cast your vote now!
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET
Dear Shareholder:
Several weeks ago, we mailed you proxy information so that you could vote on important proposals that affect your fund. This information described each proposal and asked for your vote on all of the issues. It has been called to our attention that we have not yet received your ballot.
I am writing to remind you that your participation is extremely important. The shareholder meeting cannot be held until we receive a majority of the votes. If you haven't done so already, please cast your vote on the enclosed proxy card that lists the proposals. YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
To cast your ballot, simply record your vote on the enclosed proxy card. You can mail your signed proxy card in the postage paid envelope, or fax
your signed proxy card to 1-888-451-8683.   If you choose to fax, please
fax both the front and back of your card. Whether you mail or fax your card, please be sure to sign the proxy card.
VOTING IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
If you have already voted, thank you for your prompt response. If you have any further questions, please call Fidelity at 1-800-544-6666. Thank you. We appreciate your immediate attention.
Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer

2nd Request
Urgent Proxy Information
Please cast your vote now!
OHIO MUNICIPAL MONEY MARKET
Dear Shareholder:
Several weeks ago, we mailed you proxy information so that you could vote on important proposals that affect your fund. This information described each proposal and asked for your vote on all of the issues. It has been called to our attention that we have not yet received your ballot.
I am writing to remind you that your participation is extremely important. The shareholder meeting cannot be held until we receive a majority of the votes. If you haven't done so already, please cast your vote on the enclosed proxy card that lists the proposals. YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
To cast your ballot, simply record your vote on the enclosed proxy card. You can mail your signed proxy card in the postage paid envelope, or fax your signed proxy card to 1-888-451-8683. If you choose to fax, please fax both the front and back of your card. Whether you mail or fax your card, please be sure to sign the proxy card.
VOTING IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
If you have already voted, thank you for your prompt response. If you have any further questions, please call Fidelity at 1-800-544-6666. Thank you. We appreciate your immediate attention.
Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer